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MAY 31, 2001                                            PAYMENT DUE MAY 31, 2011

                          FORM OF CONVERTIBLE DEBENTURE

WHEREAS:

     A. CALAIS RESOURCES, INC., a company duly incorporated under the laws of the Province of British Columbia, having an office at c/o P.O. Box
          427. Chilliwack, British Columbia V2P 6J7 (the "Company") will be indebted to Aardvark Agencies Inc., of #101 - 9482 Williams Street, Chilliwack, British Columbia V2P 5G1 (the "Holder") in the amount of $747,728.47 (the "Principal Amount") in lawful currency of Canada;

     B. The Company has agreed to secure its obligations to pay the Principal Amount to the Holder by the issue and delivery to the Holder of this Debenture; and

     C. The Company has agreed that the Principal Amount may be converted into shares of the Company at the option of the Holder on the terms herein contained.

NOW THEREFORE THIS DEBENTURE WITNESSES THAT:

1.0      PROMISE TO PAY

         1.1 For the value received, the Company promises to pay the outstanding amount of the Principal Amount to the order of the Holder on or before May 31, 2011.

         1.2 The Company will pay to the Holder on demand the amount of all expenses including, without limiting the generality of the foregoing, all legal fees and other costs, charges and expenses incurred by the Holder relating to the registration of the Debenture, or in recovering or enforcing payment of the moneys hereby due and owing, all of which together with interest thereon at the rate provided for in this Debenture will be secured hereby, and in default of payment thereof all remedies hereunder and at law and in equity will be exercisable.

2.0      INTEREST

         2.1      No interest will be payable on the Principal Amount.

3.0      SECURITY

         3.1      This Debenture shall be unsecured.

4.0      CONVERSION OF PRINCIPAL AMOUNT INTO SHARES

         4.1 The Holder may at any time prior to May 31, 2011 by notice in writing addressed to the Company at P.O. Box 427, Chilliwack, British Columbia, V2P 6J7 require the Company to allot and issue to the Holder or its designee,
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                  in exchange for and in satisfaction of some or all of the
                  outstanding amount of the Principal Amount of the Debenture owed to the Holder, fully paid common shares of the Company at a price of $1.23 per common share.

         4.2 The Company shall, not later than 10 days from the date of such notice issue to the Holder, in accordance with such notice, so many shares as is properly specified in the said notice, at which time the value of the converted shares shall be deducted from the principal sum due and owing to the Holder under this Debenture.

         4.3 The Company shall be entitled to a release and discharge of this Debenture upon full payment and satisfaction of all obligations hereunder, and upon written request of the Company and payment of all costs, charges and expenses incurred by the Holder in connection with the obligations of such release and discharge. If the Debenture is to be surrendered in partial conversion, the Company should undertake to deliver a new debenture for the unconverted principal amount to the Holder together with the share certificates.

         4.4 In the event of any subdivision or redivision or change of the shares in the capital of the Company at any time and while this Debenture is outstanding into a greater number of such shares, the Company shall deliver, at the time of the exercise thereafter of the right of conversion by the Holder, such additional number of shares as would have resulted from such subdivision, redivision or change if the right of conversion had been exercised prior to the date of such subdivision, redivision or change. In the event of any consolidation or change of the shares in the capital of the Company at any time while this Debenture is outstanding into a lesser number of shares, the number of shares deliverable by the Company on the exercise thereafter of the right of conversion shall be reduced to such number of shares as would have resulted from such consolidation or change if the right of conversion had been exercised prior to the date of such consolidation or change.

5.0      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         5.1 The Company represents and warrants that this Debenture is issued in accordance with the resolutions of the Directors of the Company, and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Debenture and the performance of the Company's obligations hereunder, legal, valid and binding;

         5.2 The Company warrants that during the time the debenture is outstanding it will not issue any treasury stock at a price less than Cdn $1.23 unless this debenture has been exercised or paid in full.

6.0      COVENANTS OF THE COMPANY

         6.1 The Company covenants that during the duration of this Debenture it will:
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              (a)    maintain its corporate existence and, subject to all the
                     provisions herein contained, diligently preserve all the rights, powers, privileges and good will owned by it;

              (b)    duly pay all monies secured by this Debenture;

              (c) at the Holder's request at any time and from time to time execute and deliver such further and other documents and instruments and do all acts and things as the Holder in its absolute discretion required if the conversion right set forth in this Debenture is to be exercised, to enable the conversion to be completed and shares issued to the Holder;

              (d) notify the Holder promptly of any change in the information contained herein relating to the Company or its business, including without limitation any change of name or address of the Company.

              (e)    Provide the Holder with seven (7) days prior notice of:

                     i. Its proposal to pay any dividend of any kind upon its common shares or make any distribution to the holders of its common shares;

                     ii. Its proposal to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

                     iii. Its proposal of any capital reorganization or
                          classification of its common shares of the merger or amalgamation of the Company with another corporation; or

                     iv. A voluntary or involuntary dissolution, liquidation or winding-up of the Company;

              (f) carry on and conduct its business in a proper and business-like manner, including maintenance of proper books of account and records;

              (g) deliver to the Holder from time to time promptly upon request:

                     i. all financial statements prepared by or for the Company regarding the Company's business; and

                     ii. such concerning the Company and the Company's business and affairs as the Holder may reasonably require.

7.0      EVENTS OF DEFAULT

         7.1 The Principal Amount, interest and other monies hereby secured shall become due and payable and the security hereby constituted shall become enforceable upon the happening of any one or more of the following events:

              (a) if the Company defaults in payment of the outstanding amount of the Principal Amount when the same becomes due and payable;

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              (b)    if, after 10 days, the Company fails to deliver the number of shares specified in the notice referred to in paragraph
                     4.2 above;

              (c) if the Company becomes insolvent or bankrupt or subject to the provisions of the Bankruptcy and Insolvency Act, or goes into liquidation, either voluntarily or under an order of a court of competent jurisdiction, or makes a general assignment for the benefit of its creditors, or otherwise acknowledge its insolvency;

              (d) if the Company defaults in observing or performing any other covenant or condition of this Debenture on its part to be observed or performed, and if such default is not cured within a period of 30 days following the giving of notice of default to the Company; or

              (e) if the Company ceases or threatens to cease to carry on its business, or if the Company commits or threatens to commit any act of bankruptcy.

8.0      NOTICES

         8.1 Any notice given in connection with this Debenture shall be in writing, and shall be sent by prepaid registered mail deposited in a Post Office in Canada addressed to the party entitled to receive the same, delivered to such party or transmitted by telecopy or similar means of recorded electronic communication, as follows:

                  If to Calais Resources Inc.:

                  Calais Resources, Inc.
                  P.O. Box 427
                  Chilliwack, British Columbia
                  V2P 6J7
                  Facsimile:  (604) 792-3676

                  If to the Holder:

                  Aardvark Agencies Inc.
                  #101-9482 Williams Street
                  Chilliwack, British Columbia
                  V2P 5G1

                  The date of receipt of such notice, demand or other communication will be the date of delivery or transmission thereof if delivered or transmitted, or, if given by registered mail as aforesaid, will be deemed conclusively to be the fourth day after the same will have been so mailed except in the case of interruption of postal services for any reason whatever, in which case the date of receipt will be the date on which the notice, demand or other communication is actually received by the addressee.

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         8.2      Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

9.0      WAIVER

         9.1 The Holder may waive any breach by the Company or any provisions contained in this Debenture or any default by the Company in the observance or performance of any covenant or condition required to be observed or performed by the Company under the terms of this Debenture; but no act or omission of the Holder in the premises will extend to or affect any subsequent breach or default or the rights resulting therefrom.

10.0     POWERS OF THE HOLDER

         10.1 The Holder, in addition to any other powers given to it, has the power:

                  (a) to agree to any modification, compromise, release or waiver of the rights of the Holder against the Company, whether such rights arise under this Debenture or otherwise; and

                  (b) to accept any other properties or securities in substitution for this Debenture.

11.0     REDEMPTION

         11.1 The Company, not being in default in any payment hereunder or in the observance or performance of any covenant or condition herein contained, and subject to the conversion rights described above, is entitled at any time to redeem this Debenture upon 30 days notice in writing by paying to the Holder a part or all of the full Principal Amount hereof outstanding whereupon the Holder will, at the request and at the expense of the company, upon payment in full, cancel and discharge the charges of this Debenture and execute and deliver to the Company such deeds and other instruments as may be requisite to satisfy the charges hereby constituted.

12.0     MISCELLANEOUS

         12.1 This Debenture is in additional to an not in substitution for any other security now or hereafter held by the Holder.

         12.2 The Holder and its respective legal representatives, successors and assigns will be regarded as exclusively entitled to the benefit of this Debenture, and all persons may act accordingly; but the Company is not bound to recognize any trust or equity affecting the ownership of this Debenture or the moneys hereby secured.

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         12.3     This Debenture shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

         12.4     Time shall be of the essence of this Debenture.

         12.5     This Debenture is subject to regulatory approval.

13.0     INTERPRETATION

         13.1 This Debenture shall be construed in accordance with the laws of the Province of British Columbia.

         13.2 If a provision of this Debenture is wholly or partially invalid this Debenture shall be interpreted as if the invalid provision had not been a part thereof.

         13.3 The headings of the clauses of this Debenture have been inserted for reference only and do not define, limit, alter or enlarge the meaning of any provision of this Debenture.

IN WITNESS WHEREOF the Company has caused its corporate seal to be hereunto affixed by the hand of its duly authorized officer this 9th day of October, 2001.

THE CORPORATE SEAL of                              )
CALAIS RESOURCES INC.                       )
Was hereunto affixed in the presence of:    )
                                            )
--------------------------                  )
Authorized Signature                        )
                                                   )
                                            )
                                            )
---------------------------                 )
Authorized Signature                        )
                                                   )

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                              NOTICE OF CONVERSION

TO: CALAIS RESOURCES INC. (THE "COMPANY")

Please treat this as notice pursuant to paragraph 4.1 of the Convertible Debenture made effective as of the 31st day of May, 2001, that the Holder wishes to convert $____________ of the Principal Sum into _______________ common shares of the Company at the applicable conversion rate. The shares, when issued, and if applicable, the replacement Convertible Debenture for the unconverted principal amount, should be delivered to the following address:

__________________________
__________________________
__________________________
__________________________

Dated this ___ day of _____, 2___.

SIGNED SEAL AND DELIVERED                   )
By the Holder in the presence of:    )
                                     )
                                     )
                                     )
_________________________________    )
Signature of Witness                 )
                                     )              ____________________________
Name of Witness: _________________   )                   Signature of Holder
                                     )
Address of Witness: _______________  )
___________________________________  )
                                     )
Occupation of Witness:_____________  )